Exhibit 32

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications are being made to accompany the Company’s Form 10-Q for the quarter ended April 30, 2004:

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, William G. Van Dyke, Chief Executive Officer of Donaldson Company, Inc., certify, that:

1.

The Form 10-Q of Donaldson Company, Inc. for the quarter ended April 30, 2004, filed on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	June 4, 2004	By:	/s/ William G. Van Dyke

William G. Van Dyke Chief Executive Officer

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Thomas R. VerHage, Chief Financial Officer of Donaldson Company, Inc., certify, that:

1.

The Form 10-Q of Donaldson Company, Inc. for the quarter ended April 30, 2004, filed on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	June 4, 2004	By:	/s/ Thomas R. VerHage

Thomas R. VerHage Chief Financial Officer

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